UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period:  November 30, 2014

Item 1. Reports to Stockholders.

Annual Report

November 30, 2014

Investment Adviser

Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York  10017

Phone: 800-473-1155
www.gersteinfisherfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	7

INVESTMENT HIGHLIGHTS	9

SCHEDULES OF INVESTMENTS	15

STATEMENT OF ASSETS AND LIABILITIES	42

STATEMENT OF OPERATIONS	44

STATEMENTS OF CHANGES IN NET ASSETS	46

FINANCIAL HIGHLIGHTS	50

NOTES TO FINANCIAL STATEMENTS	54

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	66

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT	67

NOTICE OF PRIVACY POLICY & PRACTICES	72

ADDITIONAL INFORMATION	73

Gerstein Fisher Funds

Dear Fellow Shareholders,

As always, I want to thank you for investing with Gerstein Fisher. Our Multi-Factor® approach offers a highly disciplined equity investment strategy that seeks long-term risk-adjusted returns in excess of traditional benchmarks, while attempting to reduce the risk of significant underperformance relative to those benchmarks.  The process is objective, research-based, repeatable and validated by the firm’s 20-year track record of managing assets for investors.

Gerstein Fisher’s Multi-Factor® models are designed to bring clarity and transparency to the investment process and create distinct offerings in asset classes where we believe we can add value for the investor. The core of our approach is driven by the understanding that a portfolio’s expected return is largely driven by its exposure to various risk factors. This rationale—that sources of risk fuel equity returns—determines what we focus on when designing and implementing our investment strategies.

Gerstein Fisher’s approach quantifies and seeks to capitalize on common investor behavioral biases as a core element of our portfolio strategy.  Rather than attempting to outsmart the market through individual security selection, we build well-diversified portfolios with tilts toward risk and behavioral factors that historically have rewarded investors in the form of excess returns over the broader market. In other words, we are taking risk where we expect our shareholders to be compensated for it.

Some examples of portfolio tilts the Multi-Factor® Growth Equity Fund, the Multi-Factor® International Growth Equity Fund and the Multi-Factor® Global Real Estate Securities Fund (together, the “Gerstein Fisher Funds” or the “Funds”) employ are size (premium for being in smaller vs. larger company stocks), price (premium for being in value vs. growth stocks), and momentum (premium for being in stocks with positive recent price momentum). We tilt the portfolio to desired risks, and tilt away from exposures to undesired, unrewarded risk factors.  At the same time, we seek to minimize active risk relative to the benchmark by being neutral with respect to factors that have not been proven to reliably add to or to detract from long-term expected returns; for example, we do not take company- or industry-specific risks. Our strategy’s core goal is to avoid, as much as possible, taking risk where we do not expect our shareholders to be compensated for it, and carefully managing and understanding the risks that we do take.

Portfolio Reviews

Gerstein Fisher Multi-Factor® Growth Equity Fund (GFMGX)

US markets enjoyed solid gains during the 2014 fiscal year, driven by a strengthening economy, improving labor markets, low inflation and interest rates. Benefiting from the broad stock market rally, particularly in large-company stocks, the Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Fund”) returned 15.50% for the 12 months ended November 30, 2014, slightly trailing the Russell 3000 Growth Index, which returned 16.45% in the same period.

The Fund’s underperformance relative to the Russell 3000 Growth Index was due largely to targeted exposures to certain strategic risk factors which are components of our Multi-Factor strategy.  Performance attribution during the 12-month period reveals that higher exposure to stocks with higher earnings yields resulted in a positive contribution of 2.05% over the benchmark. Similarly, the Fund’s exposure to securities with high momentum resulted in a positive contribution of 0.92%, and the exposure to firms with below-average asset growth added a modest 0.04%. Other factors provided a negative return contribution, with the Fund’s tilt to smaller companies actually resulting in a contribution of -0.71% relative to the Russell 3000 Growth Index, and companies with a higher book-to-price ratio contributing -0.42%.

The Fund’s core mandate remains to control for undesired exposures while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the Russell 3000 Growth Index universe.  As a result, industry and sector weightings within the portfolio were held as close to the benchmark as possible after targeted risk-factor tilts, including the three risk factors cited above, were implemented. Any industry and sector over- or underweights are primarily driven by these underlying factor exposures, and no individual holding constitutes more than 6% of the total portfolio.

Since its inception in December 2009, we have been pleased that the Fund has performed in line with our expectations. The Fund is designed to be an all-cap US growth equity portfolio with additional exposures to targeted, systematic risk factors that include small companies, value, and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that over time the Gerstein Fisher Multi-Factor® Growth Equity Fund should continue to be well positioned to deliver a positive investment experience in the US growth equity space, as well as providing exposure to often overlooked factors within the domestic growth universe.

Gerstein Fisher Multi-Factor® International Growth Equity Fund (GFIGX)

Developed world stock markets eked out modest gains this fiscal year, held back by a surging US dollar and economic weakness in the eurozone and in Japan. The Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “Fund”) returned 2.56% for the 12 months ended November 30, 2014, outperforming the MSCI EAFE Growth Index, which rose 0.65% during the same period.

The Fund’s outperformance relative to the MSCI EAFE Growth Index was due largely to targeted exposures to certain strategic risk factors which are components of our Multi-Factor strategy. Performance attribution during the 12-month period reveals that higher exposure to higher momentum stocks resulted in a positive contribution of 1.3% relative to the benchmark. Additionally, the Fund’s exposure to stocks with higher earnings yields added 0.94%, relative to the MSCI EAFE Growth Index, and exposure to companies with below-average asset growth contributed 0.15%. The Fund’s exposure to more-profitable companies was a modest drag on returns, in contrast, with a return contribution of -0.2% relative to the MSCI EAFE Growth Index, and companies with smaller market capitalizations contributed -0.33%.

Portfolio industry and sector weightings were held as close to the benchmark as possible after the targeted risk-factor tilts were implemented. This is a direct consequence of controlling for undesired exposures while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the MSCI EAFE Growth universe.  Any industry and sector over- or underweights are driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio. In addition to the risk-factor tilts, another source of deviation of the portfolio from the index is due to strategic choices made to country weightings that typically limit any single country’s exposure within the portfolio to approximately 12.5% within the Fund. This is designed to redistribute the portfolio from the larger countries in the index and to provide more exposure to smaller countries.

Since the Fund’s inception in January 2012, we have been pleased that the Fund has performed in line with our expectations. The Fund is designed to be a large-cap developed market growth equity portfolio with additional exposures to targeted, systematic risk factors that include small companies, value and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® International Growth Equity Fund should be well positioned to deliver a positive investment experience in the international developed growth equity space, as well as to provide exposure to often overlooked factors within the growth universe.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (GFMRX)

Global real estate made powerful advances this year, helped by falling interest rates and stronger growth in the US economy. Performing in line with the returns of the asset class generally, the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Fund”) returned 18.37% for the year ended November 30, 2014, slightly underperforming the Dow Jones Global Select Real Estate Index, which rose 19.47% during the same period, and outperforming the FTSE EPRA/NAREIT Developed Index, which rose 15.59%.

The Fund’s performance relative to the Dow Jones Global Select Real Estate Securities Index was due in large part to higher exposure to certain risk factors targeted by our Multi-Factor strategy. Performance attribution during the 12-month period reveals that higher exposure to more value-oriented securities resulted in a positive contribution of 0.6% relative to the benchmark. Additionally, the Fund’s exposure to higher-momentum securities added 0.4% relative to the Dow Jones Global Select Real Estate Securities Index. The Fund’s exposure to securities with smaller market capitalizations was a modest drag on returns, in contrast, with a negative return contribution of -0.3% relative to the Dow Jones Global Select Real Estate Securities Index.

Portfolio sub-sector weightings were held as close to the benchmark as possible after the targeted risk factor tilts were implemented. This is a direct consequence of controlling for undesired exposures while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the global real estate universe. Any over- or underweights are driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio. Additionally, country weightings are typically held to within 2% of their benchmark levels, to limit any country-specific risks.

Since the Fund’s inception in April 2013, we have been satisfied that the Fund has performed in line with our expectations, despite the overall negative returns in the asset class. The Fund is designed to be a global real estate portfolio with additional exposures to targeted, systematic risk factors that include size, value, and momentum, while seeking to avoid non-systematic risks such as company or single-security overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund should be well positioned to deliver a positive investment experience in the global real estate space, as well as provide exposure to often overlooked factors within that investible universe.

Looking Ahead

We at Gerstein Fisher believe that our quantitative, structured approach to equity investing offers a compelling alternative to both pure passive and traditional active, qualitative equity investing approaches. By delivering reliable asset class representation and carefully calibrated exposures to proven risk factors, Gerstein Fisher Funds can serve as strong core holdings within your diversified portfolios.

We look forward to writing to you again in six months, and we thank you for your continued trust and confidence.

Sincerely,

Gregg S. Fisher, CFA
Founder and Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

This strategy and mutual fund investing involves risk. Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks as well as differences in accounting methods.  These risks are greater for emerging markets. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are relatively more expensive than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  The investment in options is not suitable for all investors. The risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. The Funds may engage in short sales of securities, which involves the risk that losses may exceed the original amount invested. Diversification does not assure a profit nor protect against loss in a declining market. A real estate investment trust’s (“REIT’s”) share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment. Unlike mutual funds, exchange-traded funds (“ETFs”) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios. Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.

Diversification does not assure a profit or protect against a loss in a declining market.

Index Definitions:

Russell 3000® Growth Index: The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

MSCI EAFE Growth Index: The MSCI EAFE Growth Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, focusing on companies with higher price-to-book ratios and higher forecasted growth values. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Dow Jones Global Select Real Estate Securities Index: The Index seeks to measure the performance of publicly traded real estate securities. The Index is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The index represents equity REITs and real estate operating companies (REOCs) traded globally.

FTSE EPRA/NAREIT Developed Index: The Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

Gerstein Fisher Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/14–11/30/14).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within sixty days of purchase.  Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Gerstein Fisher Funds
Expense Examples (Continued)
(Unaudited)

Gerstein Fisher Multi-Factor® Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2014 -
	June 1, 2014	November 30, 2014	November 30, 2014*
Actual	$1,000.00	$1,095.10	$5.41
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.90	$5.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® International Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2014 -
	June 1, 2014	November 30, 2014	November 30, 2014*
Actual	$1,000.00	$ 955.70	$5.88
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.05	$6.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2014 -
	June 1, 2014	November 30, 2014	November 30, 2014*
Actual	$1,000.00	$1,067.00	$5.18
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of domestic companies of any size. Equity securities may also include preferred stocks, ETFs that invest in equities, individual stock options and options on indices.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  Additionally, the Fund may sell shares of securities short for hedging purposes.

Allocation of Portfolio Holdings as of November 30, 2014
(% of Investments)

*	Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2014

	Gerstein Fisher	Russell 3000®
	Multi-Factor®	Growth
	Growth Equity	Index
One Year	15.50%	16.45%
Three Year	21.15%	20.42%
Since Inception (1/15/2010)(1)	16.43%	16.22%

(1)	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.

Continued

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an index.

Growth of $10,000 Investment

*	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of international companies of any size, including foreign securities and securities of U.S. companies.  The Fund may invest in foreign securities, which may include securities of companies in emerging markets or less developed countries.  Equity securities include common stocks, preferred stocks, ETFs that invest in equities, individual stock options and options on stock indices.

Allocation of Portfolio Holdings as of November 30, 2014
(% of Investments)

*	Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2014

	Gerstein Fisher
	Multi-Factor®
	International	MSCI EAFE
	Growth Equity	Growth Index
One Year	2.56%	0.65%
Since Inception (1/27/12)	13.95%	10.76%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI EAFE Growth Index consists of the growth portion (growth being a measure of price relative to book/value/cash flow) of the MSCI EAFE Index.  One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in income-producing common stocks and other real estate securities, including REITs.  The Fund may invest in equity securities (such as common, convertible and preferred stock) of real estate-related companies of any market capitalization.  Equity securities may also include ETFs that invest in real estate-related equities, individual stock options and options on indices.

Allocation of Portfolio Holdings as of November 30, 2014
(% of Investments)

*	Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2014

	Gerstein Fisher	Dow Jones
	Multi-Factor®	Global Select	FTSE EPRA/
	Global Real	Real Estate	NAREIT
	Estate Securities	Securities Index	Developed Index(1)
One Year	18.37%	19.47%	15.59%
Since Inception (4/30/13)	4.36%	5.29%	3.51%

(1)	The FTSE EPRA/NAREIT Developed Index will replace the Dow Jones Global Select Real Estate Securities Index as the primary benchmark as it is a more appropriate comparison.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Dow Jones Global Select Real Estate Securities Index represents equity REITs and REOCs traded globally.  One cannot invest directly in an index.

FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.  One cannot invest directly in an index.

Growth of $10,000 Investment

*	Inception Date

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments

November 30, 2014

	Shares	Value

COMMON STOCKS – 98.59%

Accommodation – 1.11%
Civeo Corp.	460	$4,333
Marriott International, Inc. (b)	28,634	2,256,073
Pinnacle Entertainment, Inc. (a)	1,620	40,322
Wyndham Worldwide Corp.	2,287	190,644
		2,491,372

Administrative and Support Services – 2.25%
AECOM Technology Corp. (a)(b)	5,387	172,438
Alliance Data Systems Corp. (a)(b)	6,939	1,983,652
Baker Hughes, Inc.	16,187	922,659
Dun & Bradstreet Corp.	5,492	697,209
Enova International, Inc. (a)	1,461	33,594
Liquidity Services, Inc. (a)(b)	1,089	11,445
Priceline Group, Inc. (a)	1,030	1,194,996
TripAdvisor, Inc. (a)	204	15,025
		5,031,018

Air Transportation – 4.51%
Alaska Air Group, Inc.	14,908	880,019
American Airlines Group, Inc.	72,514	3,519,105
Delta Air Lines, Inc.	2,223	103,747
PHI, Inc. (a)	1,687	70,027
SkyWest, Inc.	6,352	79,400
Southwest Airlines Co. (b)	128,123	5,358,104
Spirit Airlines, Inc. (a)	363	30,017
United Continental Holdings, Inc. (a)	791	48,433
		10,088,852

Ambulatory Health Care Services – 0.40%
Air Methods Corp. (a)(b)	1,410	62,576
Chemed Corp. (b)	7,375	812,061
RadNet, Inc. (a)	2,630	22,145
		896,782

Amusement, Gambling, and Recreation Industries – 0.01%
Las Vegas Sands Corp.	467	29,743

Animal Production and Aquaculture – 0.33%
Cal-Maine Foods, Inc.	17,758	743,705

Apparel Manufacturing – 0.59%
VF Corp.	17,664	1,327,803

Beverage and Tobacco Product Manufacturing – 3.43%
Altria Group, Inc.	7,548	379,363

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Beverage and Tobacco Product Manufacturing – 3.43% (Continued)
Coca-Cola Co.	30,562	$1,370,095
Coca-Cola Enterprises, Inc.	34,332	1,508,548
Constellation Brands, Inc. (a)	25,068	2,416,555
Lorillard, Inc.	915	57,773
PepsiCo, Inc.	12,730	1,274,273
Reynolds American, Inc.	10,241	674,984
		7,681,591

Broadcasting (except Internet) – 2.99%
Comcast Corp.	37,367	2,131,414
DIRECTV (a)	6,876	603,094
Liberty Ventures (a)	2,160	79,142
Nexstar Broadcasting Group, Inc. (b)	12,080	619,825
Sinclair Broadcast Group, Inc. (b)	1,075	31,347
Starz (a)	17,794	587,024
Time Warner Cable, Inc.	3,164	472,322
Viacom, Inc.	12,856	972,299
Walt Disney Co.	13,007	1,203,278
		6,699,745

Building Material and Garden Equipment and Supplies Dealers – 1.36%
Home Depot, Inc.	30,679	3,049,493

Chemical Manufacturing – 11.34%
Abbott Laboratories	548	24,391
AbbVie, Inc.	25,569	1,769,375
Actavis PLC (a)(c)	15,042	4,070,516
Akorn, Inc. (a)(b)	35,783	1,433,825
Allergan, Inc.	806	172,395
Alnylam Pharmaceuticals, Inc. (a)	804	80,842
Celgene Corp. (a)	27,194	3,091,686
E.I. du Pont de Nemours & Co.	579	41,341
Eastman Chemical Co.	4,158	344,781
Gilead Sciences, Inc. (a)(b)	46,684	4,683,339
Green Plains, Inc. (b)	15,986	479,740
Innophos Holdings, Inc.	493	26,661
Jazz Pharmaceuticals PLC (a)(c)	5,852	1,036,331
Johnson & Johnson	13,375	1,447,844
Lannet, Inc. (a)	11,146	547,603
LyondellBasell Industries NV (c)	28,583	2,254,055
Mallinckrodt PLC (a)(c)	10,877	1,003,077
Medifast, Inc. (a)	3,021	89,119
Monsanto Co.	587	70,387
Mylan, Inc. (a)	5,163	302,603
Olin Corp. (b)	9,574	240,882

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Chemical Manufacturing – 11.34% (Continued)
Pacific Ethanol, Inc. (a)	3,941	$45,834
PDL BioPharma, Inc. (b)	29,730	245,570
PPG Industries, Inc.	2,312	505,912
Salix Pharmaceuticals Ltd. (a)(b)	4,462	458,203
The Mosaic Co.	1,242	56,846
USANA Health Sciences, Inc. (a)(b)	2,972	316,934
Westlake Chemical Corp.	8,596	546,706
		25,386,798

Clothing and Clothing Accessories Stores – 1.39%
Buckle, Inc.	1,340	68,595
Cato Corp.	604	24,233
Dillard’s, Inc.	3,032	357,412
DSW, Inc.	1,010	35,835
Hanesbrands, Inc.	12,300	1,423,356
Ross Stores, Inc. (b)	3,971	363,267
TJX Companies, Inc.	12,578	832,160
		3,104,858

Computer and Electronic Product Manufacturing – 13.05%
Alliance Fiber Optic Products, Inc.	9,358	118,659
Ambarella, Inc. (a)(b)(c)	1,144	62,920
Apple, Inc.	110,394	13,129,158
Applied Materials, Inc.	21,678	521,356
ARRIS Group, Inc. (a)	33,325	992,085
Atmel Corp. (a)	7,982	63,138
Avago Technologies Ltd (c)	11,473	1,071,578
EMC Corp.	3,722	112,963
Freescale Semiconductor Ltd. (a)(b)(c)	1,264	27,416
Halyard Health, Inc. (a)	26	1,024
Harman International Industries, Inc.	764	82,917
Harris Corp.	14,076	1,008,827
Illumina, Inc. (a)	5,522	1,054,094
Intel Corp.	24,881	926,817
Loral Space & Communications, Inc. (a)	2,615	205,251
Micron Technology, Inc. (a)	60,900	2,189,355
Motorola Solutions, Inc.	562	36,935
OSI Systems, Inc. (a)	3,467	244,666
QUALCOMM, Inc.	22,074	1,609,195
RF Micro Devices, Inc. (a)(b)	4,064	59,375
Roper Industries, Inc.	213	33,616
SanDisk Corp.	15,665	1,620,701
Skyworks Solutions, Inc.	1,446	97,562
St. Jude Medical, Inc. (b)	20,072	1,364,093
SunEdison, Inc. (a)(b)	2,720	58,888

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Computer and Electronic Product Manufacturing – 13.05% (Continued)
SunPower Corp. (a)(b)	1,686	$47,478
TriQuint Semiconductor, Inc. (a)	2,434	59,317
TTM Technologies, Inc. (a)	3,040	20,550
Western Digital Corp.	23,192	2,395,038
		29,214,972

Construction of Buildings – 0.06%
Beazer Homes USA, Inc. (a)	3,065	61,116
NVR, Inc. (a)	58	73,003
		134,119

Couriers and Messengers – 0.03%
United Parcel Service, Inc.	652	71,668

Credit Intermediation and Related Activities – 5.43%
American Express Co.	5,699	526,701
Ameriprise Financial, Inc.	41,322	5,445,000
Bank of the Ozarks, Inc.	744	26,933
Discover Financial Services	11,203	734,357
Encore Capital Group, Inc. (a)	10,153	435,665
FleetCor Technologies, Inc. (a)	5,434	825,370
Heartland Payment Systems, Inc.	854	46,560
Nationstar Mortgage Holdings, Inc. (a)(b)	3,260	97,702
Ocwen Financial Corp. (a)(b)	6,522	149,615
Regional Management Corp. (a)	1,037	14,062
Springleaf Holdings, Inc. (a)	1,114	44,170
Visa, Inc.	10,413	2,688,532
Wells Fargo & Co.	14,808	806,740
World Acceptance Corp. (a)(b)	3,951	301,580
		12,142,987

Data Processing, Hosting and Related Services – 0.54%
DST Systems, Inc.	11,521	1,143,459
Liberty TripAdvisor Holdings, Inc. (a)	2,410	63,166
		1,206,625

Electrical Equipment, Appliance, and Component Manufacturing – 0.50%
AO Smith Corp.	457	24,646
EnerSys	730	44,333
Spectrum Brands Holdings, Inc.	297	27,315
Whirlpool Corp.	5,440	1,012,765
		1,109,059

Electronics and Appliance Stores – 0.31%
Conn’s, Inc. (a)	5,211	178,737
REX American Resources Corp. (a)	8,069	510,526
		689,263

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Fabricated Metal Product Manufacturing – 0.43%
Park-Ohio Holdings Corp.	17,278	$970,505

Food and Beverage Stores – 0.25%
Core-Mark Holding Co., Inc.	9,140	549,405

Food Manufacturing – 2.05%
Bunge Ltd. (c)	6,298	571,670
Darling Ingredients, Inc. (a)	8,629	160,499
Farmer Brothers Co. (a)	744	21,219
Ingredion, Inc.	323	26,883
Keurig Green Mountain, Inc.	1,398	198,712
Kraft Foods Group, Inc. (b)	1,138	68,474
Mondelez International, Inc.	1,050	41,160
Omega Protein Corp. (a)	12,223	124,063
Pilgrim’s Pride Corp. (a)(b)	94,751	3,060,457
Sanderson Farms, Inc. (b)	3,526	306,092
		4,579,229

Food Services and Drinking Places – 1.18%
Buffalo Wild Wings, Inc. (a)	499	84,935
Cracker Barrel Old Country Store, Inc. (b)	14,788	1,893,012
Jack in the Box, Inc.	7,429	553,460
McDonald’s Corp.	801	77,545
Papa John’s International, Inc.	546	28,818
		2,637,770

Furniture and Related Product Manufacturing – 0.14%
Fortune Brands Home & Security, Inc.	1,759	79,014
Patrick Industries, Inc. (a)	4,331	193,119
Select Comfort Corp. (a)	1,476	38,878
		311,011

General Merchandise Stores – 2.06%
Dollar General Corp. (a)	16,044	1,070,776
Macy’s, Inc.	6,271	407,051
Wal-Mart Stores, Inc.	35,793	3,133,319
		4,611,146

Health and Personal Care Stores – 2.66%
CVS Health Corp.	10,581	966,680
Express Scripts Holding Co. (a)	10,163	845,053
McKesson Corp.	15,629	3,293,968
Walgreen Co.	12,437	853,303
		5,959,004

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Heavy and Civil Engineering Construction – 0.14%
MasTec, Inc. (a)	6,928	$166,965
Primoris Services Corp.	5,399	141,184
		308,149

Hospitals – 0.20%
HCA Holdings, Inc. (a)	5,118	356,673
Tenet Healthcare Corp. (a)	1,710	82,166
		438,839

Insurance Carriers and Related Activities – 7.70%
Allied World Assurance Co. Holdings AG (c)	85,038	3,205,932
AmTrust Financial Services, Inc. (b)	13,581	696,977
Argo Group International Holdings Ltd. (c)	10,055	567,504
Cigna Corp.	13,167	1,354,753
Endurance Specialty Holdings Ltd. (c)	928	54,733
Federated National Holding Co.	29,376	742,038
Greenlight Capital Re. Ltd. (a)(b)(c)	98,075	3,091,324
Hanover Insurance Group, Inc.	1,761	125,524
Prudential Financial, Inc.	20,643	1,754,242
Reinsurance Group of America, Inc.	8,347	715,505
Travelers Companies, Inc.	10,237	1,069,255
Universal Insurance Holdings, Inc.	45,433	881,400
Validus Holdings Ltd. (c)	55,614	2,307,981
WellPoint, Inc.	5,259	672,679
		17,239,847

Leather and Allied Product Manufacturing – 0.21%
Iconix Brand Group, Inc. (a)	9,401	379,894
NIKE, Inc.	967	96,014
		475,908

Machinery Manufacturing – 1.39%
Cummins, Inc.	3,251	473,411
Deere & Co. (b)	4,745	411,012
KLA-Tencor Corp.	9,973	692,525
Lam Research Corp.	10,778	890,694
Manitowoc Co., Inc.	2,594	52,243
National Oilwell Varco, Inc.	3,253	218,081
Oil States International, Inc. (a)	1,161	57,876
Scientific Games Corp. (a)(b)	2,101	31,809
United Technologies Corp.	1,634	179,871
Zebra Technologies Corp. (a)	1,277	93,412
		3,100,934

Management of Companies and Enterprises – 0.47%
American Equity Investment Life Holding Co. (b)	37,949	1,024,623
EchoStar Corp. (a)	470	25,324
		1,049,947

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Merchant Wholesalers, Durable Goods – 1.78%
American Axle & Manufacturing Holdings, Inc. (a)(b)	1,942	$41,442
Anixter International, Inc.	4,305	374,105
Arrow Electronics, Inc. (a)	17,635	1,030,590
Covidien PLC (c)	11,101	1,121,201
Delphi Automotive PLC (c)	6,937	506,054
HD Supply Holdings, Inc. (a)	1,255	36,495
Henry Schein, Inc. (a)	361	49,529
LKQ Corp. (a)	17,220	500,241
O’Reilly Automotive, Inc. (a)(b)	1,636	298,963
Tessco Technologies, Inc.	759	21,191
		3,979,811

Mining (except Oil and Gas) – 0.01%
US Silica Holdings, Inc. (b)	837	26,299

Miscellaneous Manufacturing – 1.16%
3M Co.	4,752	760,747
Becton Dickinson & Co.	375	52,624
CR Bard, Inc.	202	33,805
Vascular Solutions, Inc. (a)	869	22,351
Zimmer Holdings, Inc.	15,294	1,717,363
		2,586,890

Miscellaneous Store Retailers – 0.20%
1-800-Flowers.com, Inc. (a)	38,757	331,372
Cash America International, Inc.	1,597	38,983
PetSmart, Inc.	1,026	80,808
		451,163

Motion Picture and Sound Recording Industries – 0.54%
Carmike Cinemas, Inc. (a)	9,321	276,274
Cinemark Holdings, Inc.	8,730	316,986
Lions Gate Entertainment Corp. (c)	17,844	604,912
		1,198,172

Motor Vehicle and Parts Dealers – 1.23%
Asbury Automotive Group, Inc. (a)	14,924	1,129,896
AutoZone, Inc. (a)	197	113,809
Group 1 Automotive, Inc.	5,740	513,787
Lithia Motors, Inc.	13,459	989,371
		2,746,863

Nonmetallic Mineral Product Manufacturing – 0.01%
USG Corp. (a)	860	24,777

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Nonstore Retailers – 0.10%
eBay, Inc. (a)	2,537	$139,231
GNC Holdings, Inc.	1,769	78,225
		217,456

Nursing and Residential Care Facilities – 0.01%
Ensign Group, Inc.	563	22,193

Oil and Gas Extraction – 1.16%
Bill Barrett Corp. (a)(b)	2,784	28,202
Bonanza Creek Energy, Inc. (a)	1,247	33,943
Cabot Oil & Gas Corp.	3,912	129,253
Carrizo Oil & Gas, Inc. (a)	4,344	171,414
Concho Resources, Inc. (a)	591	56,293
Continental Resources, Inc. (a)	650	26,637
Diamondback Energy, Inc. (a)	17,136	966,470
EOG Resources, Inc.	11,898	1,031,795
Jones Energy, Inc. (a)	1,902	19,305
Occidental Petroleum Corp.	835	66,608
Sanchez Energy Corp. (a)(b)	3,393	38,307
SM Energy Co.	407	17,684
		2,585,911

Other Information Services – 1.76%
Facebook, Inc. (a)	21,686	1,685,002
Google, Inc. (a)	3,987	2,160,276
Liberty Global PLC – Class A (a)(c)	581	30,207
Liberty Global PLC – Class C (a)(c)	1,449	72,334
		3,947,819

Paper Manufacturing – 0.60%
Clearwater Paper Corp. (a)	355	23,522
International Paper Co.	5,915	318,345
Kimberly-Clark Corp.	209	24,368
PH Glatfelter Co.	850	21,522
Rock-Tenn Co.	3,970	225,536
Schweitzer-Mauduit International, Inc.	17,148	733,420
Veritiv Corp. (a)	113	5,678
		1,352,391

Performing Arts, Spectator Sports, and Related Industries – 0.01%
Boyd Gaming Corp. (a)	2,079	26,570

Petroleum and Coal Products Manufacturing – 0.30%
CVR Energy, Inc.	541	25,178
Western Refining, Inc.	15,926	654,718
		679,896

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Pipeline Transportation – 0.02%
Targa Resources Corp.	299	$34,128

Plastics and Rubber Products Manufacturing – 0.67%
Goodyear Tire & Rubber Co. (b)	50,929	1,395,964
Jarden Corp. (a)	2,162	95,430
		1,491,394

Primary Metal Manufacturing – 0.13%
Belden, Inc.	543	39,655
Global Brass & Copper Holdings, Inc.	1,779	21,793
Handy & Harman Ltd. (a)	5,222	194,728
Olympic Steel, Inc.	2,375	38,618
		294,794

Printing and Related Support Activities – 0.03%
Deluxe Corp.	768	44,890
Multi-Color Corp.	392	21,497
		66,387

Professional, Scientific, and Technical Services – 3.62%
Accenture PLC (c)	2,481	214,185
Amgen, Inc.	3,682	608,671
Biogen Idec, Inc. (a)	2,110	649,226
Booz Allen Hamilton Holding Corp.	12,866	350,084
Broadridge Financial Solutions, Inc.	987	44,701
CACI International, Inc. (a)	4,293	382,893
iGATE Corp. (a)	1,126	41,606
International Business Machines Corp. (b)	13,487	2,187,187
Liberty Tax, Inc. (a)(b)	3,505	133,558
MasterCard, Inc.	33,957	2,964,106
Mistras Group, Inc. (a)	5,028	85,928
Syntel, Inc. (a)	1,940	86,330
Towers Watson & Co.	2,860	323,066
WEX, Inc. (a)	255	28,835
		8,100,376

Publishing Industries (except Internet) – 4.11%
EPAM Systems, Inc. (a)	449	22,912
ePlus, Inc. (a)	3,643	250,784
Mcgraw Hill Financial, Inc.	356	33,272
Microsoft Corp.	100,688	4,813,893
News Corp. (a)	10,508	163,084
Oracle Corp.	42,407	1,798,481
Splunk, Inc. (a)	846	56,767
SS&C Technologies Holdings, Inc.	4,216	213,119
TIBCO Software, Inc. (a)	2,889	69,423
Twenty-First Century Fox, Inc.	48,564	1,787,155
		9,208,890

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Rail Transportation – 0.67%
CSX Corp. (b)	10,694	$390,224
Union Pacific Corp.	9,582	1,118,890
		1,509,114

Real Estate – 0.12%
Zillow, Inc. (a)(b)	2,269	268,559

Rental and Leasing Services – 2.48%
Aircastle Ltd. (b)(c)	22,939	474,837
AMERCO	3,045	847,119
Avis Budget Group, Inc. (a)	17,930	1,078,489
CAI International, Inc. (a)	1,210	25,785
Hertz Global Holdings, Inc. (a)	1,117	26,518
Textainer Group Holdings Ltd. (b)(c)	630	21,924
United Rentals, Inc. (a)(b)	27,245	3,087,131
		5,561,803

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.36%
BlackRock, Inc.	76	27,290
HCI Group, Inc. (b)	8,392	339,288
NASDAQ OMX Group, Inc.	9,402	422,244
Waddell & Reed Financial, Inc.	550	26,444
		815,266

Specialty Trade Contractors – 0.09%
Erickson Air-Crane, Inc. (a)(b)	13,741	145,105
SolarCity Corp. (a)(b)	926	50,930
		196,035

Support Activities for Mining – 0.08%
Atwood Oceanics, Inc. (a)	559	17,938
Rowan Companies PLC (c)	3,601	78,394
Schlumberger Ltd. (c)	222	19,081
NOW, Inc. (a)(b)	813	21,772
Synergy Res Corp. (a)	4,628	45,401
		182,586

Support Activities for Transportation – 0.28%
Expedia, Inc.	6,673	581,285
Tidewater, Inc.	1,495	46,211
		627,496

Telecommunications – 0.79%
j2 Global, Inc. (b)	8,975	507,446
Level 3 Communications, Inc. (a)(b)	975	48,750
Shenandoah Telecommunications Co.	1,010	29,926
Ubiquiti Networks, Inc. (b)	871	25,172

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Telecommunications – 0.79% (Continued)
Verizon Communications, Inc.	22,628	$1,144,751
		1,756,045

Transportation Equipment Manufacturing – 7.52%
American Railcar Industries, Inc. (b)	2,673	157,654
Arctic Cat, Inc.	637	21,053
Boeing Co.	10,953	1,471,645
BorgWarner, Inc.	1,308	73,981
Dana Holding Corp.	3,687	78,164
Eaton Corp. PLC (c)	1,090	73,935
Greenbrier Companies, Inc. (b)	4,311	239,174
Honeywell International, Inc.	491	48,643
Huntington Ingalls Industries, Inc. (b)	35,084	3,823,104
Lear Corp.	52,249	5,011,202
Lockheed Martin Corp.	27,853	5,335,521
Polaris Industries, Inc. (b)	1,071	167,836
TAL International Group, Inc. (b)	4,463	197,220
Tenneco, Inc. (a)	635	34,512
Tower International, Inc. (a)	1,078	27,521
Trinity Industries, Inc. (b)	2,273	72,872
		16,834,037

Utilities – 0.02%
ITC Holdings Corp.	1,161	44,106

Water Transportation – 0.22%
Royal Caribbean Cruises Ltd. (c)	6,495	478,941
Total Common Stocks (Cost $155,205,558)		220,648,315

REAL ESTATE INVESTMENT TRUSTS – 0.01%
QTS Realty Trust, Inc.	672	21,853
Total Real Estate Investment Trusts (Cost $22,055)		21,853

EXCHANGE-TRADED FUNDS – 1.05%
iShares Russell 1000 Growth Index Fund	19,440	1,886,652
Vanguard Small-Cap ETF	4,000	467,400
Total Exchange Traded Funds (Cost $2,345,551)		2,354,052

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 14.56%
Money Market Funds – 14.56%
Mount Vernon Securities Lending Prime Portfolio	32,595,707	32,595,707
Total Investments Purchased With Proceeds
from Securities Lending (Cost $32,595,707)		32,595,707

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value
SHORT-TERM INVESTMENTS – 0.95%
Money Market Funds – 0.95%
Wells Fargo Advantage Government Money Market Fund	2,120,149	$2,120,149
Total Short-Term Investments (Cost $2,120,149)		2,120,149
Total Investments (Cost $192,289,020) – 115.16%		257,740,076
Liabilities in Excess of Other Assets – (15.16)%		(33,921,893)
TOTAL NET ASSETS – 100.00%		$223,818,183

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of security is out on loan. See Note 9 in the Notes to the Financial Statements.
(c)	Foreign issued security.

Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited is a term indicating a company is incorporated and shareholder have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments

November 30, 2014

	Shares	Value

COMMON STOCKS – 98.12%

Australia – 9.51%
AGL Energy Ltd.	995	$11,099
Alumina Ltd. (a)	11,746	16,648
APA Group	65,284	436,566
Bank of Queensland Ltd.	115,843	1,211,688
Caltex Australia Ltd.	41,815	1,074,192
CSL Ltd.	9,077	636,633
Harvey Norman Holdings Ltd.	160,656	503,926
Incitec Pivot Ltd.	6,791	16,447
Insurance Australia Group Ltd.	169,875	920,036
Macquarie Group Ltd.	3,257	161,568
Qantas Airways Ltd. (a)	23,419	38,209
QBE Insurance Group Ltd.	2,749	25,353
Ramsay Health Care Ltd.	44,113	2,030,198
REA Group Ltd.	11,065	426,593
Sonic Healthcare Ltd.	6,174	91,593
Suncorp Group Ltd.	55,916	681,511
Sydney Airport	193,415	728,501
TPG Telecom Ltd	383,819	2,418,624
Wesfarmers Ltd. (a)	299	10,529
Woodside Petroleum Ltd.	785	23,856
Woolworths Ltd.	390	10,305
		11,474,075

Belgium – 1.86%
Anheuser-Busch InBev NV	10,242	1,203,827
KBC Groep NV (a)	16,598	948,718
UCB SA	1,154	90,433
		2,242,978

Bermuda – 1.18%
Cheung Kong Infrastructure Holdings Ltd.	144,802	1,071,547
First Pacific Co. Ltd.	339,143	357,356
		1,428,903

Denmark – 6.27%
AP Moller – Maersk A/S	365	761,312
Coloplast A/S	10,733	931,896
Danske Bank A/S	59,961	1,701,939
Novo Nordisk A/S	28,844	1,312,868
Pandora A/S	31,955	2,835,852
Tryg A/S	179	20,720
		7,564,587

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Finland – 2.40%
Neste Oil OYJ	702	$16,655
Nokia OYJ	344,990	2,864,544
Stora Enso OYJ	2,458	21,763
		2,902,962

France – 8.15%
Aeroports de Paris	2,994	367,655
Arkema SA	5,997	407,978
AtoS	2,165	153,758
Bureau Veritas SA	7,760	184,959
Credit Agricole SA	156,912	2,206,165
Danone SA	2,781	196,016
Dassault Systemes	2,934	191,629
Essilor International SA	1,617	181,552
Iliad SA	419	102,899
Imerys SA	886	67,018
Legrand SA	1,384	72,559
L’Oreal SA	1,861	317,470
Natixis SA	68,728	485,945
Pernod-Ricard SA	2,332	276,317
Remy Cointreau SA	4,671	351,268
Safran SA	10,641	688,203
Schneider Electric SE	2,937	239,625
Societe BIC SA	2,222	295,969
Societe Television Francaise 1	15,176	241,773
Technip SA	2,194	142,614
Valeo SA	4,922	605,564
Wendel SA	620	73,037
Zodiac Aerospace	60,060	1,991,100
		9,841,073

Germany – 8.18%
Bayer AG	6,397	961,756
Bayerische Motoren Werke AG – Ordinary Shares	6,187	706,783
Bayerische Motoren Werke AG – Preference Shares	3,666	311,262
Continental AG	4,446	934,932
GEA Group AG	1,632	77,809
Henkel AG & Co. KGaA – Ordinary Shares	5,764	570,658
Hugo Boss AG	98	12,882
Kabel Deutschland Holding AG (a)	7,275	1,008,553
Merck KGaA	192	19,089
Muenchener Rueckversicherungs AG	2,831	582,565
Porsche Automobil Holding SE	28,359	2,469,298
ProSiebenSat.1 Media AG	3,845	163,550
United Internet AG	13,422	591,373

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Germany – 8.18% (Continued)
Volkswagen AG – Ordinary Shares	6,480	$1,466,184
		9,876,694

Guernsey – 0.07%
Friends Life Group Ltd.	15,902	91,611

Hong Kong – 0.92%
Galaxy Entertainment Group Ltd.	162,971	1,110,550

Ireland – 1.19%
Bank of Ireland – Dublin Exchange (a)	3,340,950	1,370,009
Bank of Ireland – London Exchange (a)	39,445	16,218
Perrigo Co. PLC	334	53,504
		1,439,731

Israel – 1.10%
Bank Leumi Le-Isreal BM (a)	4,909	17,341
Delek Group Ltd.	2,047	693,370
Mizrahi Tefahot Bank Ltd. (a)	56,633	600,938
Teva Pharmaceutical Industries Ltd.	264	15,032
		1,326,681

Italy – 3.01%
Exor SpA	19,596	872,570
Luxottica Group SpA	1,899	101,431
UniCredit SpA	209,249	1,545,543
Unione di Banche Italiane SCpA	144,428	1,109,209
		3,628,753

Japan – 13.39%
Asahi Kasei Corp.	34,471	299,710
Astellas Pharma, Inc.	1,129	16,245
Bandai Namco Holdings, Inc.	3,149	68,348
Bridgestone Corp.	393	13,514
Brother Industries Ltd.	725	13,532
Calbee, Inc.	27,656	957,788
Casio Computer Co. Ltd.	935	14,131
Fuji Electric Co. Ltd.	2,666	11,717
Fuji Heavy Industries Ltd.	74,744	2,730,217
Fujitsu Ltd.	4,756	27,185
Hakuhodo DY Holdings, Inc.	7,400	71,941
IHI Corporation	21,612	109,325
ITOCHU Corp.	115,960	1,333,126
Japan Airlines Co. Ltd.	70,216	2,060,846
KDDI Corp.	3,400	217,733
Keisei Electric Railway Co. Ltd.	4,208	48,385

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Japan – 13.39% (Continued)
Koito Manufacturing Co. Ltd.	1,931	$60,693
Mabuchi Motor Co. Ltd.	1,139	90,594
Murata Manufacturing Co. Ltd.	156	16,847
Nagoya Railroad Co. Ltd.	3,535	13,692
NGK Spark Plug Co. Ltd.	1,795	54,114
NH Foods Ltd.	829	16,673
Nippon Paint Holdings Co. Ltd.	148,249	3,831,781
Nissin Foods Holdings Co. Ltd.	1,237	62,008
Nitori Holdings Co. Ltd.	16,679	925,451
Omron Corp.	321	14,941
Otsuka Holdings Co. Ltd.	413	13,037
Panasonic Corp.	1,138	14,631
Seiko Epson Corp.	6,021	291,481
Sekisui House Ltd.	1,049	14,039
Seven Bank Ltd.	15,899	68,951
Shimizu Corp.	359,211	2,448,297
SoftBank Corp.	195	12,991
Sumitomo Rubber Industries Ltd.	955	14,553
Suruga Bank Ltd.	9,199	174,803
Toyota Motor Corp.	232	14,263
Yamaha Corp.	919	13,710
		16,161,293

Jersey – 0.27%
Wolseley PLC	5,831	326,513

Luxembourg – 0.01%
Tenaris SA	636	10,483

Netherlands – 6.63%
Airbus Group NV	30,081	1,832,446
Akzo Nobel NV	446	30,804
Fiat Chrysler Automobiles NV (a)	115,853	1,446,372
Gemalto NV	5,833	495,952
Heineken Holding NV	16,716	1,142,169
Heineken NV	14,853	1,167,806
ING Groep NV (a)	92,356	1,350,199
Koninklijke Ahold NV	3,389	59,821
Koninklijke Boskalis Westminster NV	1,361	76,372
Koninklijke Vopak NV	2,513	126,176
STMicroelectronics NV	12,576	94,154
Unilever NV	4,421	179,967
		8,002,238

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Norway – 2.19%
Norsk Hydro ASA	453,697	$2,649,865

Portugal – 0.00%
Banco Espirito Santo SA (a)	36,955	5,514

Singapore – 1.77%
ComfortDelGro Corp. Ltd.	916,785	1,827,089
Fraser & Neave Ltd.	125,738	277,545
Olam International Ltd.	17,644	29,223
		2,133,857

Spain – 2.39%
Abertis Infraestructuras SA	574	12,278
Ferrovial SA	685	14,031
Red Electrica Corp. SA	29,805	2,728,534
Telefonica SA	7,922	126,992
		2,881,835

Sweden – 4.10%
Assa Abloy AB	694	37,719
Holmen AB	22,133	746,180
Industrivarden AB	22,655	400,116
Investor AB	75,615	2,837,371
Svenska Cellulosa AB SCA	562	13,249
Swedbank AB	34,876	914,121
		4,948,756

Switzerland – 12.18%
Actelion Ltd.	3,410	404,329
Aryzta AG	34,195	2,725,426
Chocoladefabriken Lindt & Spruengli AG – Participation Certificate	50	251,631
Chocoladefabriken Lindt & Spruengli AG – Registered Shares	1	59,720
Cie Financiere Richemont SA	138	12,963
Coca-Cola HBC AG	1,286	29,125
Credit Suisse Group AG	70,833	1,889,956
EMS-Chemie Holding AG	2,820	1,044,753
Lonza Group AG	29,429	3,460,909
Nestle SA	1,583	118,748
Novartis AG	186	17,987
Roche Holdings AG	4,233	1,266,685
Sonova Holding AG	111	16,785
Swatch Group AG	138	12,706
Swiss Re AG	39,652	3,387,238
		14,698,961

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

United Kingdom – 8.90%
3i Group PLC	182,706	$1,265,217
Aberdeen Asset Management PLC	280,126	1,966,257
ARM Holdings PLC	7,277	103,663
Associated British Foods PLC	24,619	1,229,775
Babcock International Group PLC	30,121	533,630
BHP Billiton PLC	1,508	35,525
British American Tobacco PLC	5,377	317,929
BT Group PLC	134,877	863,499
Bunzl PLC	26,253	731,316
Croda International PLC	1,363	52,208
Fresnillo PLC	14,431	159,806
GKN PLC	4,706	25,335
GlaxoSmithKline PLC	5,669	131,518
Hargreaves Lansdown PLC	8,814	134,101
Imperial Tobacco Group PLC	5,938	274,116
Intertek Group PLC	1,145	41,717
ITV PLC	41,951	139,803
Kingfisher PLC	2,816	13,739
Lloyds Banking Group PLC (a)	236,383	296,638
London Stock Exchange Group PLC	6,424	225,988
Meggitt PLC	7,499	58,839
Melrose Industries PLC	24,602	99,230
Next PLC	11,157	1,179,571
Rexam PLC	5,929	41,846
Rio Tinto PLC	1,017	47,273
Rio Tinto PLC – ADR (b)	4,429	206,391
Rolls-Royce Holdings PLC – Ordinary Shares (a)	17,145	225,037
Schroders PLC	4,964	208,673
Tate & Lyle PLC	5,289	49,888
Tesco PLC	9,663	28,153
Weir Group PLC	1,736	50,796
		10,737,477

United States – 2.45%
AAC Technologies Holdings, Inc.	503,487	2,957,086
Total Common Stocks (Cost $98,184,136)		118,442,476

EXCHANGE-TRADED FUNDS – 1.43%
iShares MSCI EAFE ETF (b)	27,000	1,727,730
Total Exchange Traded Funds (Cost $1,707,912)		1,727,730

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

RIGHTS – 0.02%
Arkema SA	5,997	$17,643
Harvey Norman Holdings Ltd.	7,303	11,185
Total Rights (Cost $27,685)		28,828

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 1.71%
Money Market Fund – 1.71%
Mount Vernon Securities Lending Prime Portfolio	2,062,816	2,062,816
Total Investments Purchased With Proceeds
from Securities Lending (Cost $2,062,816)		2,062,816

SHORT-TERM INVESTMENTS – 0.11%
Money Market Fund – 0.11%
Wells Fargo Advantage Government Money Market Fund	132,246	132,246
Total Short-Term Investments (Cost $132,246)		132,246
Total Investments (Cost $102,114,795) – 101.39%		122,394,096
Liabilities in Excess of other Assets – (1.39)%		(1,680,521)
TOTAL NET ASSETS – 100.00%		$120,713,575

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of security is out on loan. See Note 9 in the Notes to the Financial Statements.

Abbreviations:
ADR	American Depositary Receipt
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Société Anonyme is a French term for a publicly traded company.
SCpA	Società Consortile per Azioni is the Italian term for a joint-stock company.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments

November 30, 2014

	Shares	Value

COMMON STOCKS – 13.71%

Austria – 0.57%
BUWOG AG	2,475	$46,410
CA Immobilien Anlagen AG	16,461	323,654
IMMOFINANZ AG (a)	26,224	78,424
		448,488

Bermuda – 0.54%
Hongkong Land Holdings Ltd.	60,302	417,071

Brazil – 0.32%
BR Malls Participacoes SA	34,296	246,114

Canada – 1.72%
Brookfield Asset Management, Inc.	26,621	1,338,383

Finland – 0.08%
Sponda OYJ	13,308	58,879

Hong Kong – 3.06%
Henderson Land Development Co. Ltd.	92,806	621,040
Hysan Development Co. Ltd.	19,890	91,777
Swire Properties Ltd.	25,983	80,723
Wheelock & Co. Ltd.	315,838	1,584,949
		2,378,489

Israel – 0.07%
Azrieli Group	1,740	57,400

Japan – 1.66%
Hulic Co. Ltd.	4,366	45,189
Mitsui Fudosan Co. Ltd.	43,087	1,246,503
		1,291,692
Jersey – 0.07%
Atrium Eurpopean Real Estate Ltd.	10,533	54,773

Luxembourg – 0.11%
GAGFAH SA (a)	4,584	88,335

New Zealand – 0.12%
Argosy Property Ltd.	110,786	95,168

Norway – 0.09%
Norwegian Property ASA (a)	50,458	71,924

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Philippines – 0.61%
Ayala Land, Inc.	512,044	$386,877
SM Prime Holdings, Inc.	235,784	89,845
		476,722

Singapore – 1.31%
CapitaLand Ltd.	57,661	146,750
United Industrial Corp. Ltd.	194,476	521,923
UOL Group Ltd.	23,221	119,729
Wing Tai Holdings Ltd.	176,050	232,137
		1,020,539

Sweden – 1.00%
Fabege AB	4,303	56,621
Fastighets AB Balder (a)	5,697	76,492
Kungsleden AB	97,605	648,570
		781,683

Switzerland – 0.71%
Allreal Holding AG	881	121,222
PSP Swiss Property AG	3,221	280,032
Swiss Prime Site AG	1,932	148,942
		550,196

Thailand – 0.12%
Central Pattana PCL	66,109	95,573

United Kingdom – 1.48%
Capital & Counties Properties PLC	78,394	460,744
Daejan Holdings PLC	8,222	688,378
		1,149,122

United States – 0.07%
Ashford, Inc. (a)	428	50,825
Total Common Stocks (Cost $10,458,961)		10,671,376

REAL ESTATE INVESTMENT TRUSTS – 83.61%

Australia – 5.49%
Abacus Property Group	47,854	116,736
Astro Japan Property Group	66,272	265,882
BWP Trust	146,820	316,976
Charter Hall Retail Real Estate Investment Trust	28,108	99,160
Dexus Property Group	84,485	510,484
Federation Centres	32,930	77,486
Goodman Group	81,156	375,806
GPT Group	57,846	203,632
Investa Office Fund	53,884	161,686
Novion Property Group	251,179	454,673

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Australia – 5.49% (Continued)
Scentre Group (a)	382,734	$1,127,342
Westfield Corp.	80,243	565,071
		4,274,934

Belgium – 0.40%
Befimmo SA	1,217	93,128
Cofinimmo SA	967	112,750
Warehouses De Pauw SCA	1,460	104,134
		310,012

Bermuda – 0.13%
Brookfield Property Partners LP	4,170	97,732

Canada – 2.57%
Artis Real Estate Investment Trust	4,019	55,813
Boardwalk Real Estate Investment Trust	916	52,589
Calloway Real Estate Investment Trust	23,316	567,862
Canadian Apartment Properties Real Estate Investment Trust	11,666	264,436
H&R Real Estate Investment Trust	2,795	55,558
Dream Office Real Estate Investment Trust	2,149	50,666
InnVest Real Estate Investment Trust	16,438	76,188
Morguard Real Estate Investment Trust	40,675	643,473
RioCan Real Estate Investment Trust	9,656	230,528
		1,997,113

France – 2.90%
Affine SA	24,318	423,942
Fonciere Des Regions	5,616	535,965
Gecina SA	4,401	595,430
Klepierre	1,026	46,029
Societe de la Tour Eiffel (a)	1,672	93,467
Unibail-Rodamco SE	2,140	565,670
		2,260,503

Greece – 0.15%
Grivalia Propertie	10,671	113,404

Hong Kong – 1.71%
Champion Real Estate Investment Trust	656,026	303,546
The Link Real Estate Investment Trust	103,337	657,193
Prosperity Real Estate Investment Trust	1,066,641	372,380
		1,333,119

Italy – 0.11%
Beni Stabili SpA	121,003	84,220

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

Japan – 6.60%
Activia Properties, Inc.	22	$181,915
Advance Residence Investment Corp.	30	73,335
Daiwa Office Investment Corp.	122	615,029
Frontier Real Estate Investment Corp.	11	50,959
Fukuoka REIT Corp.	43	79,724
GLP J-Reit	40	46,062
Hankyu REIT, Inc.	85	104,569
Japan Excellent, Inc.	54	70,909
Japan Hotel REIT Investment Corp.	2,836	1,845,380
Japan Logistics Fund, Inc.	32	71,903
Japan Prime Realty Investment Corp.	12	43,582
Japan Retail Fund Investment Corp.	54	112,408
Kenedix Office Investment Corp.	199	1,096,750
Mori Hills REIT Investment Corp.	127	178,098
Mori Trust Sogo Reit, Inc.	39	73,882
Nomura Real Estate Master Fund, Inc.	104	134,818
Nomura Real Estate Office Fund, Inc.	38	158,648
Orix JREIT, Inc.	87	120,627
United Urban Investment Corp.	48	77,218
		5,135,816

Netherlands – 0.91%
Corio NV	5,466	276,611
Eurocommercial Properties NV	1,318	59,603
Vastned Retail NV	6,571	308,702
Wereldhave NV	831	65,210
		710,126

New Zealand – 0.15%
Goodman Property Trust	79,087	69,153
Kiwi Income Property Trust	46,931	44,152
		113,305

Singapore – 2.53%
Cambridge Industrial Trust	246,448	130,326
CapitaCommercial Trust	43,385	56,014
Fortune Real Estate Investment Trust	1,272,074	1,265,412
Mapletree Commercial Trust	29,084	31,554
Mapletree Logistics Trust	56,490	51,083
Starhill Global Real Estate Investment Trust	591,918	367,529
Suntec Real Estate Investment Trust	44,263	66,915
		1,968,833

South Africa – 0.78%
Capital Property Fund	126,744	147,633
Fountainhead Property Trust	168,013	124,401
SA Corporate Real Estate Fund Nominees Property Ltd.	669,460	277,462

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

South Africa – 0.78% (Continued)
Sycom Property Fund	21,016	$61,664
		611,160

Spain – 0.12%
Merlin Properties Socimi SA (a)	7,310	90,533

United Kingdom – 4.05%
Big Yellow Group PLC	55,704	518,199
British Land Co. PLC	27,346	327,586
Derwent London PLC	1,215	57,598
Great Portland Estates PLC	11,080	124,128
Hammerson PLC	34,295	333,083
Intu Properties PLC	67,630	376,098
Land Securities Group PLC	13,245	245,363
Segro PLC	37,748	231,033
Shaftesbury PLC	9,829	122,761
Workspace Group PLC	76,402	819,553
		3,155,402

United States – 55.01%
Acadia Realty Trust	9,657	308,638
Agree Realty Corp.	11,588	357,026
Alexander’s, Inc.	2,972	1,195,071
Alexandria Real Estate Equities Inc.	652	56,020
American Assets Trust, Inc.	1,658	65,159
American Homes 4 Rent	2,874	49,433
American Tower Corp.	1,259	132,208
AmREIT, Inc.	32,115	855,222
Apartment Investment & Management Co.	26,249	977,775
Ashford Hospitality Trust, Inc.	8,119	85,087
Associated Estates Realty Corp. (b)	10,264	230,119
AvalonBay Communities, Inc.	11,730	1,886,067
BioMed Realty Trust, Inc.	81,636	1,751,092
Boston Properties, Inc.	432	56,005
Brandywine Realty Trust	4,915	75,986
Camden Property Trust	708	54,289
CBL & Associates Properties, Inc.	11,940	232,233
Chesapeake Lodging Trust	43,994	1,489,637
CoreSite Realty Corp.	47,722	1,816,299
Cousins Properties, Inc. (b)	57,676	705,954
CubeSmart	5,053	108,842
DCT Industrial Trust, Inc.	2,529	86,306
DDR Corp.	2,893	53,029
DiamondRock Hospitality Co.	23,027	343,793
Digital Realty Trust, Inc. (b)	4,384	308,064

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

United States – 55.01% (Continued)
Duke Realty Corp.	4,953	$96,286
DuPont Fabros Technology, Inc.	27,509	896,518
EastGroup Properties, Inc.	1,564	105,132
Education Realty Trust, Inc.	5,306	61,762
Empire State Realty Trust, Inc. (b)	11,499	192,723
EPR Properties	2,418	135,384
Equity Commonwealth	1,604	40,790
Equity One, Inc.	2,757	66,802
Equity Residential	21,492	1,522,493
Essex Property Trust, Inc.	1,474	298,352
Extra Space Storage, Inc.	3,814	226,056
Federal Realty Investment Trust	1,579	209,470
FelCor Lodging Trust, Inc.	9,851	102,647
First Industrial Realty Trust, Inc.	2,739	54,369
General Growth Properties, Inc.	2,102	56,250
Geo Group, Inc.	5,102	205,560
Getty Realty Corp.	13,809	250,219
Glimcher Realty Trust	15,090	207,638
Government Properties Income Trust	6,833	155,246
Gramercy Property Trust, Inc.	66,631	393,123
HCP, Inc.	1,380	61,824
Health Care REIT, Inc.	2,962	218,181
Healthcare Realty Trust, Inc.	2,324	61,377
Healthcare Trust of America, Inc. (b)	34,055	434,542
Highwoods Properties, Inc.	1,487	64,179
Home Properties, Inc.	1,000	65,190
Host Hotels & Resorts, Inc.	3,369	78,296
Hudson Pacific Properties, Inc.	1,438	40,437
Inland Real Estate Corp.	7,110	76,717
Kilroy Realty Corp.	1,447	99,380
Kimco Realty Corp.	28,267	719,395
LaSalle Hotel Properties	6,189	249,850
Liberty Property Trust	2,635	93,226
LTC Properties, Inc.	17,489	730,865
Macerich Co.	773	61,129
National Health Investors, Inc. (b)	18,158	1,203,512
National Retail Properties, Inc.	2,093	80,643
Omega Healthcare Investors, Inc. (b)	10,638	406,584
Parkway Properties, Inc.	15,669	305,232
Pebblebrook Hotel Trust	7,719	333,229
Pennsylvania Real Estate Investment Trust	65,876	1,539,522
Piedmont Office Realty Trust, Inc. (b)	13,433	252,540
Post Properties, Inc.	30,052	1,760,446
Prologis, Inc.	12,521	529,388

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

United States – 55.01% (Continued)
Public Storage	1,021	$191,570
QTS Realty Trust, Inc.	43,879	1,426,945
Ramco-Gershenson Properties Trust	3,515	62,919
Regency Centers Corp.	938	57,668
Retail Opportunity Investments Corp.	3,215	52,919
Retail Properties of America, Inc.	36,861	592,356
RLJ Lodging Trust	11,443	376,818
Ryman Hospitality Properties, Inc. (b)	10,414	542,361
Sabra Health Care REIT, Inc.	34,474	975,959
Select Income REIT	11,298	260,984
Simon Property Group, Inc.	13,003	2,350,942
SL Green Realty Corp.	1,611	187,102
Sovran Self Storage, Inc.	17,269	1,468,210
STAG Industrial, Inc.	40,218	958,797
Starwood Waypoint Residential Trust	13,372	340,852
Strategic Hotels & Resorts, Inc. (a)	17,416	231,285
Sunstone Hotel Investors, Inc.	3,052	48,863
Tanger Factory Outlet Centers, Inc.	2,662	97,376
Taubman Centers, Inc.	6,652	528,768
UDR, Inc.	14,766	454,498
Universal Health Realty Income Trust	1,653	79,906
Ventas, Inc.	5,896	421,859
Vornado Realty Trust	16,864	1,881,348
Washington Prime Group, Inc.	58,062	1,000,408
Washington Real Estate Investment Trust	3,612	97,054
Weingarten Realty Investors (b)	1,731	63,008
WP Carey, Inc.	597	40,680
		42,813,313
Total Real Estate Investment Trusts (Cost $59,306,105)		65,069,525

EXCHANGE-TRADED FUNDS – 0.93%
SPDR Dow Jones International Real Estate ETF	7,590	326,066
Vanguard REIT ETF	4,980	401,239
Total Exchange-Traded Funds (Cost $718,484)		727,305

CLOSED-END FUNDS – 0.39%
Guernsey – 0.39%
F&C Commercial Property Trust Ltd.	48,091	98,255
Picton Property Income Ltd.	31,714	32,324
Schroder Real Estate Investment Trust Ltd.	33,987	31,322
UK Commercial Property Trust Ltd.	106,493	143,554
Total Closed-Ended Funds (Cost $303,938)		305,455

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2014

	Shares	Value

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 3.11%
Money Market Fund – 3.11%
Mount Vernon Securities Lending Prime Portfolio	2,420,043	$2,420,043
Total Investments Purchased With Proceeds
from Securities Lending (Cost $2,420,043)		2,420,043

SHORT-TERM INVESTMENTS – 0.25%
Money Market Fund – 0.25%
Wells Fargo Advantage Government Money Market Fund	191,551	191,551
Total Short-Term Investments (Cost $191,551)		191,551
Total Investments (Cost $73,399,082) – 102.00%		79,385,255
Liabilities in Excess of Other Assets – (2.00)%		(1,560,253)
TOTAL NET ASSETS – 100.00%		$77,825,002

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of security is out on loan. See Note 9 in the Notes to the Financial Statements.

Abbreviations:
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	Société Anonyme is a French term for a publicly traded company.
SCA	Société en commandiete par actions is a Dutch term for a limited partnership with share capital.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Assets and Liabilities

Assets
Investments, at value (cost $192,289,020, $102,114,795, and $73,399,082, respectively)(1)
Cash
Foreign currencies (cost $0, $59,944, and $57,459, respectively)
Receivables:
Dividends and interest
Investments sold
Fund shares sold
Securities lending (Note 9)
Other assets
Total Assets

Liabilities
Payable for investments purchased
Payable for collateral on securities loaned
Payable to the Adviser
Payable to affiliates
Payable for Fund shares redeemed
Accrued expenses and other liabilities
Total Liabilities
Net Assets

Net Assets Consist Of:
Paid-in capital
Accumulated net investment income
Accumulated net realized gain (loss)
Net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation
Net Assets

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share(2)

(1)	Includes loaned securities with a value of:
(2)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee of the net amount of the redemption on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

November 30, 2014

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$257,740,076	$122,394,096	$79,385,255
2,268	81	—
—	59,712	56,506

523,903	264,082	116,343
260,426	121,787	586,630
289,790	164,267	218,781
19,540	132	211
14,288	2,374	2,417
258,850,291	123,006,531	80,366,143

2,105,107	—	—
32,595,707	2,062,816	2,420,043
153,507	81,252	29,065
65,429	66,565	43,133
61,516	26,739	8,891
50,842	55,584	40,009
35,032,108	2,292,956	2,541,141
$223,818,183	$120,713,575	$77,825,002

$140,963,814	$94,819,530	$72,336,446
568,797	967,188	674,108
16,834,516	4,666,680	(1,141,734)

65,451,056	20,279,301	5,986,173
—	(19,124)	(29,991)
$223,818,183	$120,713,575	$77,825,002

11,924,007	8,602,629	7,403,778

$18.77	$14.03	$10.51

$31,726,352	$1,996,014	$2,318,509

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Operations

Investment Income
Dividend income(1)
Interest income
Securities lending income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Transfer agent fees and expenses
Audit and tax fees
Federal and state registration fees
Reports to shareholders
Legal fees
Custody fees
Chief Compliance Officer fees
Trustees' fees
Other expenses
Total expense before recoupment or waivers
Expense waiver by Adviser (Note 4)
Net expenses

Net Investment Income

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investments
Change in net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation
Net Realized and Unrealized Gain (Loss) on Investments
Net Increase in Net Assets from Operations
(1)	Net of foreign taxes withheld of $3,613, $281,041, and $71,476, respectively.

The accompanying notes are an integral part of these financial statements.

For the Year Ended November 30, 2014

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$2,844,515	$3,096,108	$1,319,692
59	222	108
25,662	132	279
2,870,236	3,096,462	1,320,079

1,707,029	983,155	276,255
186,997	169,547	82,914
61,493	59,730	23,252
30,129	29,463	28,095
22,946	22,675	30,559
12,748	11,982	412
12,213	10,562	9,057
11,709	55,189	39,802
9,744	8,455	9,744
5,025	5,035	5,025
9,955	7,152	3,781
2,069,988	1,362,945	508,896
—	—	(84,567)
2,069,988	1,362,945	424,329

800,248	1,733,517	895,750

17,125,407	4,796,742	36,792

11,934,181	(4,171,596)	6,967,345
—	(20,758)	(29,154)
29,059,588	604,388	6,974,983
$29,859,836	$2,337,905	$7,870,733

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2014	2013

From Operations
Net investment income	$800,248	$1,245,809
Net realized gain from investments	17,125,407	8,657,595
Net change in unrealized
appreciation on investments	11,934,181	35,150,598
Net increase in net assets from operations	29,859,836	45,054,002

From Distributions
Net investment income	(1,177,846)	(1,074,841)
Net realized gain on investments	(8,805,578)	(3,254,598)
Net decrease in net assets
resulting from distributions paid	(9,983,424)	(4,329,439)

From Capital Share Transactions
Proceeds from shares sold	44,665,897	36,234,221
Net asset value of shares issued
to distributions declared	9,935,729	4,053,779
Costs for shares redeemed*	(32,842,272)	(23,175,363)
Net increase in net assets from
capital share transactions	21,759,354	17,112,637

Total Increase in Net Assets	41,635,766	57,837,200

Net Assets
Beginning of year	182,182,417	124,345,217
End of year	$223,818,183	$182,182,417

Accumulated Net Investment Income	$568,797	$946,395

* Net of redemption fees of	$3,355	$1,666

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2014	2013

From Operations
Net investment income	$1,733,517	$1,001,453
Net realized gain from investments	4,796,742	3,073,013
Net change in unrealized
appreciation (depreciation) on investments	(4,192,354)	18,483,536
Net increase in net assets from operations	2,337,905	22,558,002

From Distributions
Net investment income	(1,783,873)	(1,023,140)
Net realized gain on investments	(67,753)	—
Net decrease in net assets
resulting from distributions paid	(1,851,626)	(1,023,140)

From Capital Share Transactions
Proceeds from shares sold	33,011,607	22,145,931
Net asset value of shares issued
to distributions declared	1,828,018	960,178
Costs for shares redeemed*	(15,743,240)	(11,485,780)
Net increase in net assets from
capital share transactions	19,096,385	11,620,329

Total Increase in Net Assets	19,582,664	33,155,191

Net Assets
Beginning of year	101,130,911	67,975,720
End of year	$120,713,575	$101,130,911

Accumulated Net Investment Income	$967,188	$902,480

* Net of redemption fees of	$1,106	$1,105

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Statement of Changes in Net Assets

	Year Ended	Period Ended
	November 30,	November 30,
	2014	2013(1)

From Operations
Net investment income	$895,750	$220,673
Net realized gain (loss) from investments	36,792	(1,077,690)
Net change in unrealized
appreciation (depreciation) on investments	6,938,191	(982,009)
Net increase (decrease) in net assets from operations	7,870,733	(1,839,026)

From Distributions
Net investment income	(543,151)	—
Net decrease in net assets
resulting from distributions paid	(543,151)	—

From Capital Share Transactions
Proceeds from shares sold	43,293,730	32,442,290
Net asset value of shares issued
to distributions declared	540,218	—
Costs for shares redeemed*	(3,470,353)	(469,439)
Net increase in net assets from
capital share transactions	40,363,595	31,972,851

Total Increase in Net Assets	47,691,177	30,133,825

Net Assets
Beginning of year	30,133,825	—
End of year	$77,825,002	$30,133,825

Accumulated Net Investment Income	$674,108	$246,095

* Net of redemption fees of	$2,188	$2,034

(1)	The Fund commenced operations on April 30, 2013.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Gerstein Fisher Multi-Factor® Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)
Net Asset Value, End of Period

Total Return(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement, and recoupments(5)
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement, and recoupments(5)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on December 31, 2009.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
November 30,	November 30,	November 30,	November 30,	November 30,
2014	2013	2012	2011	2010(1)
$17.19	$13.29	$11.71	$10.90	$10.00

0.07	0.12	0.11	0.04	0.03
2.46	4.24	1.61	0.82	0.87
2.53	4.36	1.72	0.86	0.90

(0.11)	(0.11)	(0.02)	(0.05)	—
(0.84)	(0.35)	(0.12)	—	—
(0.95)	(0.46)	(0.14)	(0.05)	—
0.00 (3)	0.00 (3)	0.00 (3)	—	0.00 (3)
$18.77	$17.19	$13.29	$11.71	$10.90

15.50%	33.98%	14.91%	7.86%	9.00%

$223,818	$182,182	$124,345	$81,726	$65,228

1.03%	1.08%	1.16%	1.20%	1.29%
1.03%	1.08%	1.16%	1.23%	1.25%

0.40%	0.82%	0.85%	0.35%	0.28%
0.40%	0.82%	0.85%	0.32%	0.33%
58.82%	50.35%	64.34%	74.74%	141.07%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,
	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$13.93	$10.82	$10.00

Income from investment operations:
Net investment income(2)	0.21	0.15	0.14
Net realized and unrealized
gain on investments	0.14	3.12	0.68
Total from investment operations	0.35	3.27	0.82

Less distributions paid:
From net investment income	(0.24)	(0.16)	—
From net realized gain on investments	(0.01)	—	—
Total distributions paid	(0.25)	(0.16)	—
Paid-in capital from
redemption fees (Note 2)(3)	0.00	0.00	0.00
Net Asset Value, End of Period	$14.03	$13.93	$10.82

Total Return(4)	2.56%	30.65%	8.20%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$120,714	$101,131	$67,976
Ratio of expenses to average net assets:
Before waiver, expense
reimbursement and recoupments(5)	1.18%	1.26%	1.37%
After waiver, expense
reimbursement, and recoupments(5)	1.18%	1.27%	1.35%
Ratio of net investment income
to average net assets:
Before waiver, expense
reimbursement and recoupments(5)	1.50%	1.21%	1.61%
After waiver, expense
reimbursement, and recoupments(5)	1.50%	1.20%	1.63%
Portfolio turnover rate(4)	50.99%	66.56%	179.13%

(1)	The Fund commenced operations on January 27, 2012.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	November 30,	November 30,
	2014	2013(1)
Net Asset Value, Beginning of Period	$9.04	$10.00

Income from investment operations:
Net investment income(2)	0.20	0.08
Net realized and unrealized gain (loss) on investments	1.42	(1.04)
Total from investment operations	1.62	(0.96)

Less distributions paid:
From net investment income	(0.15)	—
Total distributions paid	(0.15)	—
Paid-in capital from redemption fees (Note 2)(3)	0.00	0.00
Net Asset Value, End of Period	$10.51	$9.04

Total Return(4)	18.37%	(9.60%)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$77,825	$30,134
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)	1.20%	1.72%
After waiver, expense reimbursement, and recoupments(5)	1.00%	1.00%
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments(5)	1.91%	0.84%
After waiver, expense reimbursement, and recoupments(5)	2.11%	1.56%
Portfolio turnover rate(4)	80.22%	139.05%

(1)	The Fund commenced operations on April 30, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds
Notes to Financial Statements
November 30, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Gerstein Fisher Funds (the “Funds”) are comprised of the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund, and each Fund represents a distinct, diversified series with their own investment objectives and policies within the Trust. The investment objective of the Gerstein Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor® International Growth Equity Fund is long-term capital appreciation. The investment objective of the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund is total return (a combination of long-term capital appreciation and current income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Gerstein Fisher Multi-Factor® Growth Equity Fund commenced operations on December 31, 2009. The Gerstein Fisher Multi-Factor® International Growth Equity Fund commenced operations January 27, 2012. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013. Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were paid by Gerstein, Fisher & Associates, Inc. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Funds’ net asset values (“NAV”) are calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated. These securities would generally be categorized as Level 2 in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 hierarchy. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon sale.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2014:

Gerstein Fisher Multi-Factor® Growth Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks*	$220,648,315	$—	$—	$220,648,315
Real Estate Investment Trusts	21,853	—	—	21,853
Exchange-Traded Funds	2,354,052	—	—	2,354,052
Total Equity	223,024,220	—	—	223,024,220
Short-Term Investments	2,120,149	—	—	2,120,149
Investments Purchased with
Proceeds from Securities Lending	32,595,707	—	—	32,595,707
Total Investments in Securities	$257,740,076	$—	$—	$257,740,076

*	For further information regarding security characteristics, please see the Schedule of Investments.

During the year there were no transfers between levels for the Fund.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Equity
Common Stocks*	$430,300	$118,012,176	$—	$118,442,476
Exchange-Traded Funds	1,727,730	—	—	1,727,730
Rights	28,828	—	—	28,828
Total Equity	2,186,858	118,012,176	—	120,199,034
Short-Term Investments	132,246	—	—	132,246
Investments Purchased with
Proceeds from Securities Lending	2,062,816	—	—	2,062,816
Total Investments in Securities	$4,381,920	$118,012,176	$—	$122,394,096

*	For further information regarding security characteristics, please see the Schedule of Investments.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

Transfers between Levels are recognized as of the beginning and end of the financial reporting period.

Transfers into Level 1	$119,554
Transfers out of Level 1	(493,123)
Net transfers in and/or out of Level 1	$(373,569)
Transfers into Level 2	$493,123
Transfers out of Level 2	(119,554)
Net transfers in and/or out of Level 2	$373,569

(1)	Transfers in and out of Level 1 and Level 2 resulted from foreign securities which were priced using a systematic fair valuation model.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Equity
Common Stocks*	$3,113,897	$7,557,479	$—	$10,671,376
Real Estate Investment Trusts	46,169,390	18,900,135	—	65,069,525
Exchange-Traded Funds	727,305	—	—	727,305
Closed-End Funds	305,455	—	—	305,455
Total Equity	50,316,047	26,457,614	—	76,773,661
Short-Term Investments	191,551	—	—	191,551
Investments Purchased with
Proceeds from Securities Lending	2,420,043	—	—	2,420,043
Total Investments in Securities	$52,927,641	$26,457,614	$—	$79,385,255

*	For further information regarding security characteristics, please see the Schedule of Investments.

Transfers between Levels are recognized as of the beginning and end of the financial reporting period.

Transfers into Level 1	$615,051
Transfers out of Level 1	—
Net transfers in and/or out of Level 1	$615,051
Transfers into Level 2	$—
Transfers out of Level 2	(615,051)
Net transfers in and/or out of Level 2	$(615,051)

(1)	Transfers in and out of Level 1 and Level 2 resulted from foreign securities which were priced using a systematic fair valuation model.

The Funds did not hold any Level 3 securities during the year.

The Funds did not hold financial derivative instruments during the year presented.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Security Loans

The Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The Funds also continue to receive dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to 102% of the market value of the loaned securities.  Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(d)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

and make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e)	Distributions to Shareholders

The Funds will distribute net investment income and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Funds charge a 1.00% redemption fee on the net amount of the redemption on shares held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(h)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions based on the tax advantage selection method.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

(3)	Federal Tax Matters

The tax character of distributions paid during the year ended November 30, 2014 and November 30, 2013 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Growth Equity Fund
Year Ended November 30, 2013	$1,074,841	$3,254,598
Year Ended November 30, 2014	$2,900,601	$7,082,823

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
International Growth Equity Fund
Year Ended November 30, 2013	$1,023,140	$—
Year Ended November 30, 2014	$1,783,873	$67,753

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund
Period Ended November 30, 2013(1)	$—	$—
Year Ended November 30, 2014	$543,151	$—

(1)	The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013.

As of November 30, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Cost basis of investments for
federal income tax purposes	$192,582,438	$103,245,049	$74,500,291
Gross tax unrealized appreciation	67,162,711	23,346,085	7,183,850
Gross tax unrealized depreciation	(2,005,073)	(4,197,038)	(2,298,886)
Net tax unrealized appreciation	65,157,638	19,149,047	4,884,964
Undistributed ordinary income	1,344,085	2,096,864	1,611,085
Undistributed long-term capital gain	16,352,646	4,667,258	—
Total distributable earnings	17,696,731	6,764,122	1,611,085
Other accumulated losses	—	(19,124)	(1,007,493)
Total accumulated gains	$82,854,369	$25,894,045	$5,488,556

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and mark-to-market PFIC adjustments.

The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund utilized $114,251 of short-term capital losses in the fiscal year 2014.

At November 30, 2014, the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund had short-term capital losses of $977,502 remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2014.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2014, the following table shows the reclassifications made:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Undistributed net
investment income (loss)	$—	$115,064	$75,414
Accumulated net
realized gain (loss)	$—	$(115,064)	$(75,414)
Paid-in capital	$—	$—	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2014. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2014. At November 30, 2014, the fiscal tax years 2011 through 2014 remain open to examination for the Gerstein Fisher Multi-Factor® Growth Equity Fund in the Fund’s major tax jurisdictions.  The fiscal tax years 2012 through 2014 remain open for the Gerstein Fisher Multi- Factor® International Growth Equity Fund in the Fund’s major tax jurisdictions.  The fiscal tax years 2013 and 2014 remain open to examination for the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund compensate the Adviser for its management services at the annual rate of 0.85%, 0.85% and 0.65%, respectively, of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses, through the expiration date listed below at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that each

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

Fund’s operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap	Expiration Date
Gerstein Fisher Multi-Factor®
Growth Equity Fund	1.25%	March 30, 2016
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	1.35%	March 30, 2016
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	1.00%	April 30, 2016

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
November 2016	$0	$0	$101,258
November 2017	$0	$0	$84,567

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees and expenses incurred for the year ended November 30, 2014, and owed as of November 30, 2014 are as follows:

Administration and Accounting	Incurred	Owed
Multi-Factor® Growth Equity Fund	$186,997	$50,336
Multi-Factor® International Growth Equity Fund	$169,547	$41,896
Multi-Factor® Global Real Estate Securities Fund	$82,914	$22,867

Transfer Agency	Incurred(1)	Owed
Multi-Factor® Growth Equity Fund	$40,190	$9,082
Multi-Factor® International Growth Equity Fund	$36,790	$8,327
Multi-Factor® Global Real Estate Securities Fund	$17,022	$4,750

(1)	These amounts do not include sub transfer agency fees, therefore they do not agree to the amount on the Statement of Operations.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

Custody	Incurred	Owed
Multi-Factor® Growth Equity Fund	$11,709	$3,014
Multi-Factor® International Growth Equity Fund	$55,189	$13,716
Multi-Factor® Global Real Estate Securities Fund	$39,802	$12,516

The Funds each have a line of credit with US Bank (see Note 8).

The Funds have entered into a securities lending agreement with US Bank (see Note 9).

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2014, and owed as of November 30, 2014 are as follows:

	Incurred	Owed
Multi-Factor® Growth Equity Fund	$9,744	$2,997
Multi-Factor® International Growth Equity Fund	$8,455	$2,626
Multi-Factor® Global Real Estate Securities Fund	$9,744	$3,000

(6)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Gerstein Fisher Multi-Factor® Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
Shares sold	2,611,931	2,481,388
Shares reinvested	607,318	315,961
Shares redeemed	(1,894,175)	(1,554,293)
Net increase	1,325,074	1,243,056

Gerstein Fisher Multi-Factor® International Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
Shares sold	2,340,005	1,829,835
Shares reinvested	133,529	88,090
Shares redeemed	(1,132,469)	(939,614)
Net increase	1,341,065	978,311

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

	Year Ended	Period Ended
	November 30, 2014	November 30, 2013(1)
Shares sold	4,358,816	3,385,946
Shares reinvested	61,424	—
Shares redeemed	(350,423)	(51,985)
Net increase	4,069,817	3,333,961

(1)	The Fund commenced operations April 30, 2013.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2014, are listed below. The Funds did not have any purchases or sales of long-term U.S. Government securities.

	Purchases	Sales
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$131,182,038	$(118,472,831)
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$77,861,221	$(58,752,991)
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	$75,118,927	$(34,736,358)

(8)	Line of Credit

At November 30, 2014, the Gerstein Fisher Multi-Factor® Growth Equity Fund, Gerstein Fisher Multi-Factor® International Growth Equity Fund and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund each had lines of credit in the amount of $5,000,000, $10,000,000 and $4,000,000, respectively, which all mature August 13, 2015.  These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest will be accrued at the prime rate of 3.25% (as of November 30, 2014).  There were no loans outstanding as of November 30, 2014.  The following table provides information regarding usage of the line of credit for the year ended November 30, 2014.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing

Gerstein Fisher
Multi-Factor® Growth
Equity Fund	37	$249,811	$834	$626,000	12/23/2013

Gerstein Fisher
Multi-Factor®
International Growth
Equity Fund	32	$137,531	$397	$400,000	10/23/2014

Gerstein Fisher
Multi-Factor® Global Real
Estate Securities Fund	9	$62,111	$50	$84,000	7/11/2014

*	Interest expense is included within other expenses on the Statement of Operations.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2014

(9)	Securities Lending

The Funds hold shares of the Mount Vernon Securities Lending Prime Portfolio as cash collateral, which is a registered money market fund whose main objective is to maximize current income to the extent consistent with the preservation of capital and liquidity.  It primarily invests in certificates of deposit, asset backed and financial company commercial paper and repurchase agreements.

At November 30, 2014, the aggregate market value of loaned securities and the value of the cash collateral the Funds received was as follows:

	Loaned Securities	Value of	% of
	Market Value	Cash Collateral	Net Assets
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$31,726,352	$32,595,707	14.18%
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	1,996,014	2,062,816	1.65%
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	2,318,509	2,420,043	2.98%

(10)	Recent Accounting Pronouncement

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

(11)	Subsequent Event

On January 22, 2015, the Board of Trustees of the Trust approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Gerstein Fisher Multi-Factor Growth Equity Fund (the “Fund”), and the Adviser, pursuant to which the Adviser has agreed to reduce the Fund’s operating expense limit from 1.25% to 0.99%, effective February 1, 2015.

Gerstein Fisher Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of Gerstein Fisher Funds and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Gerstein Fisher Funds, comprising Gerstein Multi-Factor International Growth Equity Fund, Gerstein Fisher Multi-Factor Growth Equity Fund, and Gerstein Fisher Multi-Factor Real Estate Securities Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of November 30, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2014, the results of their operations for the year then ended, and the changes in its net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 29, 2015

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Gerstein Fisher Multi-Factor Growth Equity Fund, the Gerstein Fisher Multi-Factor International Growth Equity Fund and the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Gerstein Fisher & Associates, Inc., the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2015.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Gregg S. Fisher, the Funds’ portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activities and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor Growth Equity Fund for the year-to-date, one-year and three-year periods ended April 30, 2014.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Gerstein Fisher Multi-Factor Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the Russell 3000 Growth Index), and in comparison to a peer group of U.S. open-end large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account composite that is similar to the Gerstein Fisher Multi-Factor Growth Equity Fund in terms of investment strategy.

The Trustees noted that the Gerstein Fisher Multi-Factor Growth Fund’s performance for each of the year-to-date, one-year and three-year periods ended April 30, 2014 was above its Morningstar Peer Group medians, falling within the first quartile for the three-year and one-year periods, and the second quartile for the year-to-date period.  The Trustees further noted that for the one-year, three-year and since inception periods ended March 31, 2014, the Fund’s performance was generally in alignment with that of its benchmark index, and was only slightly below the benchmark index for the year-to-date period ended March 31, 2014.  The Trustees also noted the Fund’s performance for the year-to-date, one-year, three-year and since inception periods ended March 31, 2014, the Fund’s performance was generally in alignment with the Adviser’s separately-managed accounts that are similar to the Gerstein Fisher Multi-Factor Growth Equity Fund in terms of investment strategy.

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor International Growth Equity Fund for the year-to-date and one-year periods ended April 30, 2014.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor International Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the MSCI EAFE Growth Index), and in comparison to a peer group of U.S. open-end foreign large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Gerstein Fisher Multi-Factor International Growth Equity Fund.

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

The Trustees noted that the Gerstein Fisher Multi-Factor International Growth Fund’s performance for the year-to-date and one-year periods ended April 30, 2014 was above its Morningstar Peer Group medians, and was the best of the Morningstar Peer Group for both periods.  The Trustees further noted that for the year-to-date, one-year and since inception periods ended March 31, 2014, the Fund outperformed its benchmark index.

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund for the year-to-date and one-year periods ended April 30, 2014.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund on both an absolute basis and in comparison to its benchmark index (the Dow Jones Global Select REIT Index), and in comparison to a peer group of U.S. open-end global real estate funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Gerstein Fisher Multi-Factor Real Estate Securities Fund.

The Trustees noted that the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund’s performance for the year-to-date and one-year periods ended April 30, 2014 was above its Morningstar Peer Group medians, falling within the first and second quartiles, respectively.  The Trustees further noted that for the year-to-date and since inception periods ended March 31, 2014, the Fund had slightly underperformed its benchmark index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and with respect to the Gerstein Fisher Multi-Factor Growth Equity Fund, the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, as well as the recoupment of previously waived fees and reimbursed expenses by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized each Fund’s operations and had fully recouped those subsidies from the Gerstein Fisher Multi-Factor Growth Equity Fund and the Gerstein Fisher Multi-Factor International Growth Equity Fund, but had not yet recouped those subsidies from the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund.  The Trustees also

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 19, 2014 meeting and the August 13, 2014 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Gerstein Fisher Multi-Factor Growth Equity Fund’s contractual management fee of 0.85% fell into the fourth quartile and was above the Morningstar Peer Group average of 0.71%, which fell into the third quartile.  The Trustees noted that the Gerstein Fisher Multi-Factor Growth Equity Fund was operating below its expense cap of 1.25%.  The Trustees observed that the Gerstein Fisher Multi-Factor Growth Equity Fund’s total expenses of 1.03% fell within the fourth quartile and was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.94%, which fell in the second quartile.  The Trustees then compared the fees paid by the Gerstein Fisher Multi-Factor Growth Equity Fund to the total fees charged to the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, and noted that these fees were similar.

The Trustees noted that the Gerstein Fisher Multi-Factor International Growth Equity Fund’s contractual management fee of 0.85% fell into the second quartile and was below the Morningstar Peer Group average of 0.86%, which fell in the third quartile.  The Trustees noted that the Gerstein Fisher Multi-Factor International Growth Equity Fund was operating below its expense cap of 1.35%.  The Trustees observed that the Gerstein Fisher Multi-Factor International Growth Equity Fund’s total expenses of 1.16% fell within the second quartile and was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.13%, which also fell in the second quartile.

The Trustees noted that the Gerstein Fisher Multi-Factor Real Estate Securities Fund’s contractual management fee of 0.65% fell into the first quartile and was below the Morningstar Peer Group average of 0.89%, which fell in the second quartile.  The Trustees noted that the Gerstein Fisher Multi-Factor Real Estate Securities Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.00% fell within the first quartile, below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.14%, which fell in the second quartile.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Funds and further concluded that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees noted that each Fund was operating at or below its expense cap and that the Adviser had

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

recovered all previously waived fees and reimbursed expenses from the Gerstein Fisher Multi-Factor Growth Equity Fund and the Gerstein Fisher Multi-Factor International Growth Equity Fund, but had not yet recouped those subsidies from the Gerstein Fisher Multi-Factor Global Real Estate Securities Fund.  The Trustees also reviewed the structure of the Funds’ management fees and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser was open to considering breakpoints in its fee structure when the asset level of the Funds increased.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of the Funds and their shareholders.

Gerstein Fisher Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Gerstein Fisher Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal period ended November 30, 2014 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Gerstein Fisher Multi-Factor® Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	0.10%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	1.03%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal period ended November 30, 2014, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Gerstein Fisher Multi-Factor® Growth Equity Fund	87.67%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	34.46%

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has elected to pass through to its shareholders the foreign taxes paid for the year ended November 30, 2014 as follows:

			Foreign
	Foreign	Foreign	Paid Taxes
	Dividend Income	Taxes Paid	per share
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$3,602,817	$287,691	$0.0334

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Cose Section 852(b)(3) for the tax year ended November 30, 2014.  The amounts designated as long-term capital gains were as follows:

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International Growth	Global Real Estate
Growth Equity Fund	Equity Fund	Securities Fund
Year Ended	Year Ended	Year Ended
November 30, 2014	November 30, 2014	November 30, 2014
$7,082,823	$67,753	$—

Ordinary Income Dividend and Foreign Tax Credit

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below.  Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.0243 per share for each share owned on November 30, 2014, in computing their tax liability.  It is generally more advantageous to claim a credit than a deduction.

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-473-1155.

Independent Trustees

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	36	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	36	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Jonas B. Siegel	Trustee	Indefinite	Retired. Managing	36	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 71		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee,
			(1994–2011).		Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager
Ramius IDF
fund complex
(two closed-end
investment
companies);
Independent
Trustee, Gottex
Trust (an open-
ended
investment
company with
one portfolio).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	36	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 52		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal	(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004–present).

Adam W. Smith	Assistant	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	Secretary	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 22,	Services, LLC
Age: 33		2015	(April 2012–present);
Research Associate,
Vista360, LLC
(May 2010–April
2012); Student,
Marquette University
Law School (August
2007–May 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 54	President	July 1, 2014	Services, LLC
	and		(January 2014–
	Anti-Money		present); Senior
	Laundering		Vice President, Ariel
	Officer		Investments, LLC
(2010–2013); Vice
President, Ariel
Investments, LLC
(2003–2010).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

Peter J. Chappy	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 39		2015	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-473-1155. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30, are available without charge, either upon request by calling the Funds toll free at 1-800-473-1155 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-473-1155 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

GERSTEIN FISHER FUNDS

Investment Adviser	Gerstein, Fisher & Associates, Inc.
565 Fifth Avenue, 27th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	GFA Securities, LLC
565 Fifth Avenue, 27th Floor
New York, New York 10017

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$72,080	$64,890
Audit-Related Fees	0	0
Tax Fees	15,620	14,025
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date      February 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ John Buckel
John Buckel, President

Date      February 2, 2015

By (Signature and Title)*        /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date      February 2, 2015

* Print the name and title of each signing officer under his or her signature.